ING LIFE INSURANCE AND ANNUITY COMPANY and its Variable Annuity Account B Group Variable Annuity Contracts for Employer-Sponsored Deferred Compensation

Supplement dated May 22, 2008 to the Contract Prospectus and Contract Prospectus Summary, each dated April 28, 2008 as supplemented

This supplement updates certain information contained in your Contract Prospectus and Contract
Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and
Contract Prospectus Summary for future reference.

The following paragraph is added as the last paragraph of the Interest Rate Lock section of the
Guaranteed Accumulation Account Appendix in the Contract Prospectus and Contract Prospectus
Summary:

Amounts subject to the rate lock will not be deposited until the external transfer has been received, and will not be credited interest until deposited. This could result in the deposit being credited interest for a shorter term than if a rate lock had not been elected. The cost of providing a rate lock may be a factor we consider when determining the guaranteed interest rate for a deposit period, which impacts the guaranteed interest rate for all investors in that guaranteed term.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING
Financial Advisers, LLC (Member SIPC), One Orange Way, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep
N.V. Insurance obligations are the responsibility of each individual company.

X.75996-08A                                                                                                                                       May 2008